SUBSEQUENT EVENTS (Detail Textuals) (Subsequent Event, Merger Agreement With Mid Wisconsin Financial Services, USD $) In Millions, unless otherwise specified	1 Months Ended
Nov. 28, 2012
Subsequent Event | Merger Agreement With Mid Wisconsin Financial Services
Subsequent Event [Line Items]
Percentage of common stock MWFS received	37.27%
Preferred stock share issue value to UST	$ 10.5
Maximum payment in case redemption is not permitted by regulatory authorities	$ 12.0
Description condition for merger agreement	As a condition of the merger, MWFS shall have redeemed by the closing of the merger its preferred stock (issued to the UST by MWFS as part of its participation in the CPP with par value of $10.5 million) plus all accrued and unpaid dividends thereon; or if such redemption is not permitted by regulatory authorities for MWFS, the redemption of such stock by the Company for a maximum payment of $12.0 million.